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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: NOVEMBER 13, 2007
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)

   DELAWARE                        1-10235                        36-3555336
   (State of              (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Material Definitive Agreement.

On November 13, 2007, IDEX Corporation entered into a definitive agreement to acquire Nova Technologies Corporation, a leading provider of metering technology and flow monitoring services for the water and wastewater markets for a purchase price of approximately $158 million. The closing of this transaction is subject to customary closing conditions, including regulatory approval, and is expected to close in December 2007.

A copy of the definitive agreement has been filed as Exhibit 10.1 to this Current Report on Form 8K and is hereby incorporated by reference.

Item 8.01 - Other Events.

IDEX Corporation issued a press release on November 14, 2007 announcing the execution of the Stock Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

     (d)  Exhibits

          10.1 Stock Purchase Agreement dated November 13, 2007, by and between IDEX Corporation and Nova Holdings, LLC*

          99.1 Press release, dated November 14, 2007, issued by IDEX Corporation regarding the execution of the Stock Purchase Agreement

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. IDEX Corporation undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IDEX CORPORATION


                                  By: /s/ Dominic A. Romeo
                                      ------------------------------------------
                                      Dominic A. Romeo
                                      Vice President and Chief Financial Officer

November 16, 2007

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
10.1      Stock Purchase Agreement, dated November 13, 2007, by and between IDEX
          Corporation and Nova Holdings LLC*

99.1 Press release, dated November 14, 2007, issued by IDEX Corporation regarding the execution of the Stock Purchase Agreement

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. IDEX Corporation undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.